Exhibit 99.1

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 13. Exhibit 99.1 PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS THIRD QUARTER 2021 RESULTS Atlanta, GA – October 27, 2021 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income for the quarter ended September 30, 2021, of $13.3 million, or $0.65 per diluted share, compared to $8.6 million, or $0.40 per diluted share, for the third quarter of 2020 and $11.8 million, or $0.58 per diluted share, for the second quarter of 2021. “With strong growth in loans, deposits, and revenue, Atlantic Capital recorded another quarter of solid operating results. Our clients are performing well, and Atlantic Capital is fueling their prosperity with reliable service and innovative solutions. New business pipelines are robust, and we expect continued strong momentum in the fourth quarter of this year and into 2022,” remarked Douglas Williams, President and Chief Executive Officer. Third Quarter Highlights(1)  Total assets were $4.2 billion, compared to $3.8 billion at June 30, 2021 and $2.9 billion at September 30, 2020.  Return on average assets totaled 1.36% and return on average equity was 14.69% in the third quarter of 2021.  Loans held for investment, excluding Paycheck Protection Program (“PPP”) loans, increased $66.3 million, or 12.3% annualized, from June 30, 2021, and increased $269.4 million, or 13.8%, from September 30, 2020.  Quarterly average deposits increased $106.3 million, or 12.9% annualized, compared to the second quarter of 2021 and increased $941.7 million, or 38.1%, compared to the third quarter of 2020.  Cost of deposits decreased to 0.08% from 0.10% in the second quarter of 2021 and from 0.19% in the third quarter of 2020.  Tangible book value per share increased to $16.94 from $16.40 at June 30, 2021 and from $15.11 at September 30, 2020.  Annualized net charge-offs to average loans totaled 0.00% for the third quarter of 2021 and 0.05% for the full year 2021. Non-performing assets to total assets were 0.10% at September 30, 2021.  The allowance for credit losses was 1.16% of total loans held for investment at September 30, 2021, compared to 1.27% at June 30, 2021 and 1.59% at September 30, 2020. Income Statement Taxable equivalent net interest income totaled $25.1 million for the third quarter of 2021, compared to $22.1 million in the third quarter of 2020 and $26.0 million in the second quarter of 2021. The third quarter of 2021 included $1.9 million in PPP loan income, compared to $3.0 million in the second quarter of 2021. The second quarter of 2021 also included $671,000 in interest income related to the receipt of an investment prepayment penalty and the accelerated accretion of a loan discount upon payoff. Taxable equivalent net interest margin was 2.69% in the third quarter of 2021, compared to 3.14% in the third quarter of 2020 and 2.91% in the second quarter of 2021. The taxable equivalent net interest margin excluding

PPP loans was 2.54% for the third quarter of 2021, compared to 2.70% for the second quarter of 2021. The yield on loans in the third quarter of 2021 was 3.91%, an increase of 9 basis points from the third quarter of 2020 and a decrease of 28 basis points from the second quarter of 2021. Excluding PPP loans, the third quarter of 2021 loan yield was 3.71%, a decrease of 24 basis points compared to the second quarter of 2021. In addition, loan interest income for the second quarter of 2021 included $405,000 in previously mentioned accelerated discount accretion. The cost of deposits in the third quarter of 2021 was 0.08%, a decrease of 11 basis points from the third quarter of 2020 and a decrease of 2 basis points from the second quarter of 2021. The cost of interest-bearing deposits decreased 13 basis points to 0.15% from the third quarter of 2020 and decreased 2 basis points from the second quarter of 2021. In the third quarter of 2021, we recorded a negative provision for credit losses of $2.4 million, compared to a provision for credit losses of $28,000 in the third quarter of 2020 and a negative provision for credit losses of $933,000 in the second quarter of 2021. Noninterest income totaled $4.6 million in the third quarter of 2021, compared to $2.5 million in the third quarter of 2020 and $3.6 million in the second quarter of 2021. Other noninterest income in the third quarter of 2021 totaled $1.1 million and included $930,000 in income from Small Business Investment Company (“SBIC”) funds. Noninterest expense totaled $15.0 million in the third quarter of 2021, compared to $13.7 million in the third quarter of 2020 and $15.2 million in the second quarter of 2021. The third quarter of 2021 included an expense reduction of $3.0 million as a result of the employee retention payroll tax credit pursuant to the CARES Act. Additionally, there were $2.9 million in merger related expenses. Balance Sheet Total loans held for investment were $2.3 billion at September 30, 2021, an increase of $85.8 million from September 30, 2020 and an increase of $9.0 million from June 30, 2021. Loans held for investment, excluding PPP loans, increased $66.3 million, or 12.3% annualized, from June 30, 2021, and increased $269.4 million, or 13.8%, from September 30, 2020. The allowance for credit losses was 1.16% of total loans held for investment at September 30, 2021, compared to 1.27% at June 30, 2021. The decrease in the allowance was a result of an improvement in our current expected credit losses, or CECL, economic forecast along with credit rating upgrades for certain criticized and classified loans. Excluding the impact of PPP loans, the allowance for credit losses at September 30, 2021 was 1.18%, compared to 1.33% at June 30, 2021. Total average deposits were $3.4 billion for the third quarter of 2021, an increase of $941.7 million, or 38.1%, from the third quarter of 2020 and an increase of $106.3 million, or 12.9% annualized, from the second quarter of 2021. Average noninterest bearing deposits were $1.4 billion for the third quarter of 2021, an increase of $520.4 million, or 61%, from the third quarter of 2020 and an increase of $79.4 million, or 24.5% annualized, from the second quarter of 2021. Noninterest bearing deposits were 40.3% of total average deposits in the third quarter of 2021, compared to 34.6% in the third quarter of 2020 and 39.2% in the second quarter of 2021. Merger Update On July 22, 2021, Atlantic Capital and SouthState Corporation (“SouthState”) entered into an Agreement and Plan of Merger, pursuant to which Atlantic Capital will merge with and into SouthState, with SouthState as the surviving corporation in the merger. The merger remains subject to approval by our shareholders at the Special Meeting scheduled for November 16, 2021, as well as approval by the Board of Governors of the Federal Reserve System. Approval of the merger from the Office of the Comptroller of the Currency has been received. 2

Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) loans held for investment excluding PPP loans (iv) loan yield excluding PPP loans; (v) taxable equivalent net interest margin; (vi) taxable equivalent net interest margin excluding PPP loans; (vii) taxable equivalent income before income taxes; (viii) taxable equivalent income tax expense; (ix) tangible common equity to tangible assets; (x) tangible book value per share, and (xi) allowance for credit losses to loans held for investment excluding PPP loans, in our analysis of the Company's performance. Tangible common equity excludes goodwill from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about the proposed merger with SouthState, Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K. Additional information and other factors that could affect future financial results are included in Atlantic Capital’s subsequent filings with the SEC. Please refer to the SEC’s website at www.sec.gov where you can review those documents. Important Additional Information SouthState filed a registration statement on Form S-4 with the SEC on September 15, 2021, to register the shares of SouthState common stock that will be issued to Atlantic Capital’s shareholders in connection with the merger. The registration statement, which became effective on October 15, 2021, includes a proxy statement/prospectus and other relevant materials in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO 3

READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Atlantic Capital on our website at www.atlanticcapitalbank.com and by SouthState on its website at www.southstatebank.com. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Atlantic Capital and SouthState are urged to read carefully the entire registration statement and proxy statement/prospectus, including any amendments thereto, because they contain important information about the merger. Free copies of these documents may be obtained as described above. Participants in the Merger Atlantic Capital and SouthState, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Atlantic Capital’s shareholders in respect of the merger. Information regarding such persons who may be deemed participants in the solicitation of proxies from Atlantic Capital’s shareholders is included in the proxy statement/prospectus for Atlantic Capital’s meeting of shareholders, which was filed by SouthState on Form S- 4 on September 15, 2021 and declared effective on October 15, 2021. Information about Atlantic Capital’s directors and executive officers and their ownership of Atlantic Capital common stock can also be found in definitive proxy statement filed in connection with its 2021 annual meeting of shareholders on May 20, 2021, and other documents subsequently filed by Atlantic Capital with the SEC. Information about SouthState’s directors and executive officers and their ownership of SouthState common stock can also be found in SouthState’s definitive proxy statement filed in connection with its 2021 annual meeting of shareholders on April 28, 2021, and other documents subsequently filed by SouthState with the SEC. Information regarding the interests of such participants is included in the proxy statement/prospectus and other relevant documents regarding the merger filed with the SEC. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $4.2 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as payments and other specialized financial services for select clients nationally. Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 (ACB-ER) Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2021 Third Quarter	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter	For the nine months ended September 30, 2021	For the nine months ended September 30, 2020
INCOME SUMMARY							
Interest income - taxable equivalent[1]	$ 27,040	$ 27,993	$ 25,775	$ 25,288	$ 24,578	$ 80,808	$ 74,976
Interest expense	1,895	1,958	2,065	2,299	2,515	5,918	9,724
Net interest income - taxable equivalent	25,145	26,035	23,710	22,989	22,063	74,890	65,252
Provision for credit losses	(2,405)	(933)	(4,519)	481	28	(7,857)	16,965
Net interest income after provision for credit losses	27,550	26,968	28,229	22,508	22,035	82,747	48,287
Noninterest income	4,609	3,584	3,562	3,016	2,504	11,755	7,269
Noninterest expense	15,018	15,197	15,149	13,164	13,713	45,364	39,494
Income before income taxes	17,141	15,355	16,642	12,360	10,826	49,138	16,062
Income tax expense	3,837	3,539	3,280	2,410	2,208	10,656	3,471
Net income[1][2]	**$ 13,304**	**$ 11,816**	**$ 13,362**	**$ 9,950**	**$ 8,618**	**$ 38,482**	**$ 12,591**
PER SHARE DATA							
Diluted earnings per share	$ 0.65	$ 0.58	$ 0.65	$ 0.48	$ 0.40	$ 1.88	$ 0.58
Book value per share	17.92	17.38	16.72	16.60	16.05	17.92	16.05
Tangible book value per common share[2]	16.94	16.40	15.74	15.62	15.11	16.94	15.11
PERFORMANCE MEASURES							
Return on average equity	14.69 %	13.60 %	15.99 %	11.68 %	10.05 %	14.74 %	4.98 %
Return on average assets	1.36	1.26	1.50	1.19	1.15	1.37	0.59
Taxable equivalent net interest margin	2.69	2.91	2.81	2.91	3.14	2.80	3.25
Taxable equivalent net interest margin excluding PPP loans	2.54	2.70	2.70	2.81	3.18	2.65	3.31
Efficiency ratio	51.12	51.97	56.30	51.30	56.61	53.04	55.16
Average loans to average deposits	65.81	67.54	71.93	76.81	88.65	68.32	87.07
CAPITAL							
Average equity to average assets	9.23 %	9.24 %	9.39 %	10.18 %	11.45 %	9.28 %	11.78 %
Tangible common equity to tangible assets	8.21	8.86	8.63	8.86	11.03	8.21	11.03
Leverage ratio	8.50 [3]	8.4	8.4	8.9	9.9	8.73 [3]	9.9
Total risk based capital ratio	15.91 [3]	16.0	16.4	16.1	16.9	15.91 [3]	16.9
SHARES OUTSTANDING							
Number of common shares outstanding - basic	20,305,109	20,319,429	20,354,077	20,394,912	21,202,783	20,305,109	21,202,783
Number of common shares outstanding - diluted	20,590,747	20,595,812	20,617,188	20,492,542	21,298,098	20,590,747	21,298,098
Average number of common shares - basic	20,308,761	20,332,503	20,380,066	20,711,089	21,500,735	20,340,182	21,553,953
Average number of common shares - diluted	20,507,604	20,516,478	20,502,184	20,795,332	21,543,805	20,508,775	21,640,057
ASSET QUALITY							
Allowance for credit losses to loans held for investment	1.16 %	1.27 %	1.31 %	1.55 %	1.59 %	1.16 %	1.59 %
Net charge-offs to average loans[4]	0.00	0.10	0.04	0.05	0.06	0.05	0.13
Non-performing assets to total assets	0.10	0.14	0.06	0.13	0.20	0.10	0.20
AVERAGE BALANCES							
Total loans	$ 2,246,529	$ 2,233,906	$ 2,270,660	$ 2,207,956	$ 2,191,669	$ 2,250,277	$ 2,071,673
Investment securities	733,452	656,507	579,547	491,134	453,382	657,066	444,766
Total assets	3,893,049	3,771,970	3,611,417	3,328,719	2,977,444	3,759,841	2,865,884
Deposits	3,413,882	3,307,601	3,156,906	2,874,402	2,472,218	3,293,738	2,379,235
Shareholders' equity	359,300	348,416	338,990	338,948	341,017	348,974	337,521
AT PERIOD END							
Loans and loans held for sale	$ 2,285,670	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 2,285,670	$ 2,188,894
Investment securities	772,987	714,065	613,236	535,579	446,706	772,987	446,706
Total assets	4,210,316	3,780,445	3,732,668	3,615,617	2,923,977	4,210,316	2,923,977
Deposits	3,727,321	3,306,224	3,277,692	3,161,508	2,468,722	3,727,321	2,468,722
Shareholders' equity	363,925	353,185	340,328	338,586	340,309	363,925	340,309

[1] Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Excludes effect of acquisition related intangibles.
[3] Amounts are estimates as of September 30, 2021.
[4] Annualized.

5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $ 25,725 $ 35,530 $ 16,865 $ 22,715 Interest-bearing deposits in banks 811,168 593,195 636,537 91,243 Other short-term investments 140,848 — — — Cash and cash equivalents 977,741 628,725 653,402 113,958 Investment securities available for sale 535,158 480,518 335,423 260,884 Investment securities held to maturity, net of allowance for credit losses of $13, $13, $14, and $15 at September 30,2021, June 30, 2021, December 31, 2020 and September 30, 2020, respectively 237,829 233,547 200,156 185,822 Other investments 23,877 24,293 25,892 26,315 Loans held for sale 11,814 — — 859 Loans held for investment 2,273,856 2,264,899 2,249,036 2,188,035 Less: allowance for loan losses (23,924) (26,123) (31,818) (31,894) Loans held for investment, net 2,249,932 2,238,776 2,217,218 2,156,141 Premises and equipment, net 18,517 19,643 21,589 22,558 Bank owned life insurance 74,000 73,610 72,856 67,489 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,573 2,637 2,731 2,685 Other real estate owned — 16 16 563 Other assets 58,950 58,755 66,409 66,778 Total assets $ 4,210,316 $ 3,780,445 $ 3,615,617 $ 2,923,977 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand $ 1,691,616 $ 1,374,018 $ 1,033,765 $ 843,656 Interest-bearing checking 721,525 536,677 760,638 387,858 Savings 800 676 625 568 Money market 930,929 1,026,239 1,030,753 945,834 Time 287,865 283,656 241,328 196,343 Brokered deposits 94,586 84,958 94,399 94,463 Total deposits 3,727,321 3,306,224 3,161,508 2,468,722 Long-term debt 74,024 73,953 73,807 73,814 Other liabilities 45,046 47,083 41,716 41,132 Total liabilities 3,846,391 3,427,260 3,277,031 2,583,668 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2021, June 30, 2021, December 31, 2020 and September 30, 2020 — — — — Common stock, no par value; 100,000,000 shares authorized; 20,305,109, 20,319,429, 20,394,912, and 21,202,783 shares issued and outstanding as of September 30, 2021, June 30, 2021, December 31, 2020 and September 30, 2020, respectively 207,214 206,619 209,942 220,643 Retained earnings 152,619 139,315 114,137 104,188 Accumulated other comprehensive income 4,092 7,251 14,507 15,478 Total shareholders’ equity 363,925 353,185 338,586 340,309 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 4,210,316 $ 3,780,445 $ 3,615,617 $ 2,923,977 September 30, 2021 September 30, 2020 December 31, 2020 June 30, 2021 6

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Nine months ended September 30, 2021	September 30, 2020
INTEREST INCOME							
Loans, including fees	$ 22,151	$ 23,352	$ 21,769	$ 21,609	$ 21,049	$ 67,272	$ 63,971
Investment securities	3,920	3,900	3,374	3,000	2,910	11,194	8,683
Interest and dividends on other interest-earning assets	593	366	267	334	274	1,226	1,399
Total interest income	26,664	27,618	25,410	24,943	24,233	79,692	74,053
INTEREST EXPENSE							
Interest on deposits	789	851	971	1,188	1,151	2,611	6,632
Interest on Federal Home Loan Bank advances	—	—	—	—	16	—	54
Interest on federal funds purchased and securities sold under agreements to repurchase	—	—	—	—	3	—	41
Interest on long-term debt	1,106	1,107	1,094	1,111	1,345	3,307	2,997
Total interest expense	1,895	1,958	2,065	2,299	2,515	5,918	9,724
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	24,769	25,660	23,345	22,644	21,718	73,774	64,329
Provision for credit losses	(2,405)	(933)	(4,519)	481	28	(7,857)	16,965
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	27,174	26,593	27,864	22,163	21,690	81,631	47,364
NONINTEREST INCOME							
Service charges	1,765	1,727	1,663	1,341	1,217	5,155	3,530
Gains (losses) on sale of securities	—	—	2	(23)	—	2	—
Gains (losses) on sale of other assets	38	—	—	(6)	(145)	38	(140)
Derivatives income (loss)	21	(7)	47	11	10	61	246
Bank owned life insurance	391	388	391	368	363	1,170	1,092
SBA lending activities	1,276	1,231	1,225	1,015	893	3,732	2,089
Other noninterest income	1,118	245	234	310	166	1,597	452
Total noninterest income	4,609	3,584	3,562	3,016	2,504	11,755	7,269
NONINTEREST EXPENSE							
Salaries and employee benefits	10,290	10,362	10,421	8,437	8,850	31,073	25,792
Employee retention credit	(3,035)	—	—	—	—	(3,035)	—
Occupancy	756	778	734	767	739	2,268	2,416
Equipment and software	857	819	774	969	826	2,450	2,368
Professional services	737	723	922	686	562	2,382	2,059
Communications and data processing	889	869	792	789	757	2,550	2,324
Marketing and business development	142	138	108	144	141	388	373
Travel, meals and entertainment	91	47	10	14	39	148	213
FDIC premiums	478	421	275	241	213	1,174	388
Merger and conversion costs	2,899	—	—	—	—	2,899	—
Other noninterest expense	914	1,040	1,113	1,117	1,586	3,067	3,561
Total noninterest expense	15,018	15,197	15,149	13,164	13,713	45,364	39,494
INCOME BEFORE PROVISION FOR INCOME TAXES	16,765	14,980	16,277	12,015	10,481	48,022	15,139
Provision for income taxes	3,461	3,164	2,915	2,065	1,863	9,540	2,548
NET INCOME	$ 13,304	$ 11,816	$ 13,362	$ 9,950	$ 8,618	$ 38,482	$ 12,591
Net income per common share - basic	$ 0.66	$ 0.58	$ 0.66	$ 0.48	$ 0.40	$ 1.89	$ 0.58
Net income per common share - diluted	$ 0.65	$ 0.58	$ 0.65	$ 0.48	$ 0.40	$ 1.88	$ 0.58
Weighted average shares - basic	20,308,761	20,332,503	20,380,066	20,711,089	21,500,735	20,340,182	21,553,953
Weighted average shares - diluted	20,507,604	20,516,478	20,502,184	20,795,332	21,543,805	20,508,775	21,640,057

7

ATLANTIC CAPITAL BANCSHARES, INC. Average Balance Sheets and Net Interest Margin Analysis Selected Financial Information

	Three months ended					
	September 30, 2021			June 30, 2021		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 594,338	$ 266	0.18 %	$ 687,795	$ 201	0.12 %
Other short-term investments	122,477	156	0.51	—	—	—
Investment securities:						
Taxable investment securities	503,420	2,411	1.90	426,634	2,382	2.24
Non-taxable investment securities [1]	230,032	1,885	3.25	229,873	1,893	3.30
Total investment securities	733,452	4,296	2.32	656,507	4,275	2.61
Loans	2,246,529	22,151	3.91	2,233,906	23,352	4.19
FHLB and FRB stock	11,931	171	5.69	11,931	165	5.55
Total interest-earning assets	3,708,727	27,040	2.89	3,590,139	27,993	3.13
Non-earning assets	184,322			181,831		
Total assets	$ 3,893,049			$ 3,771,970		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,665,462	680	0.16	1,637,374	725	0.18
Time deposits	285,808	50	0.07	290,331	68	0.09
Brokered deposits	87,498	59	0.27	84,168	58	0.28
Total interest-bearing deposits	2,038,768	789	0.15	2,011,873	851	0.17
Total borrowings	—	—	—	89	—	—
Total long-term debt	73,978	1,106	5.93	73,904	1,107	6.01
Total interest-bearing liabilities	2,112,746	1,895	0.36	2,085,866	1,958	0.38
Demand deposits	1,375,114			1,295,728		
Other liabilities	45,889			41,960		
Shareholders' equity	359,300			348,416		
Total liabilities and shareholders' equity	$ 3,893,049			$ 3,771,970		
Net interest spread			2.53 %			2.75 %
Net interest income and net interest margin [2]		$ 25,145	2.69 %		$ 26,035	2.91 %
Non-taxable equivalent net interest margin			2.65 %			2.87 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC. Average Balance Sheets and Net Interest Margin Analysis Selected Financial Information

	Three months ended					
	September 30, 2021			September 30, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 594,338	$ 266	0.18 %	$ 136,459	$ 65	0.19 %
Other short-term investments	122,477	156	0.51	—	—	—
Investment securities:						
Taxable investment securities	503,420	2,411	1.90	237,655	1,467	2.46
Non-taxable investment securities [1]	230,032	1,885	3.25	215,727	1,788	3.30
Total investment securities	733,452	4,296	2.32	453,382	3,255	2.86
Loans	2,246,529	22,151	3.91	2,191,669	21,049	3.82
FHLB and FRB stock	11,931	171	5.69	14,484	209	5.74
Total interest-earning assets	3,708,727	27,040	2.89	2,795,994	24,578	3.50
Non-earning assets	184,322			181,450		
Total assets	$ 3,893,049			$ 2,977,444		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,665,462	680	0.16	1,383,382	1,006	0.29
Time deposits	285,808	50	0.07	166,019	86	0.21
Brokered deposits	87,498	59	0.27	68,102	59	0.34
Total interest-bearing deposits	2,038,768	789	0.15	1,617,503	1,151	0.28
Total borrowings	—	—	—	40,793	19	0.19
Total long-term debt	73,978	1,106	5.93	82,708	1,345	6.47
Total interest-bearing liabilities	2,112,746	1,895	0.36	1,741,004	2,515	0.57
Demand deposits	1,375,114			854,715		
Other liabilities	45,889			40,708		
Shareholders' equity	359,300			341,017		
Total liabilities and shareholders' equity	$ 3,893,049			$ 2,977,444		
Net interest spread			2.53 %			2.92 %
Net interest income and net interest margin [2]		$ 25,145	2.69 %		$ 22,063	3.14 %
Non-taxable equivalent net interest margin			2.65 %			3.09 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Nine months ended					
	September 30, 2021			September 30, 2020		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 615,001	$ 634	0.14 %	$ 147,795	$ 756	0.68 %
Other short-term investments	41,274	156	0.51	36	—	—
Investment securities:						
Taxable investment securities	429,307	6,691	2.08	246,388	4,729	2.56
Non-taxable investment securities [(1)]	227,759	5,619	3.30	198,378	4,877	3.28
Total investment securities	657,066	12,310	2.50	444,766	9,606	2.88
Loans	2,250,277	67,272	4.00	2,071,673	63,971	4.12
FHLB and FRB stock	12,183	436	4.78	14,667	643	5.86
Total interest-earning assets	3,575,801	80,808	3.02	2,678,937	74,976	3.74
Non-earning assets	184,040			186,947		
Total assets	$ 3,759,841			$ 2,865,884		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,654,990	2,240	0.18	1,397,280	5,889	0.56
Time deposits	283,296	191	0.09	106,271	196	0.25
Brokered deposits	85,454	180	0.28	81,125	547	0.90
Total interest-bearing deposits	2,023,740	2,611	0.17	1,584,676	6,632	0.56
Total borrowings	30	—	—	50,055	95	0.25
Total long-term debt	73,905	3,307	5.98	60,922	2,997	6.57
Total interest-bearing liabilities	2,097,675	5,918	0.38	1,695,653	9,724	0.77
Demand deposits	1,269,998			794,559		
Other liabilities	43,194			38,151		
Shareholders' equity	348,974			337,521		
Total liabilities and shareholders' equity	$ 3,759,841			$ 2,865,884		
Net interest spread			2.64 %			2.97 %
Net interest income and net interest margin [(2)]		$ 74,890	2.80 %		$ 65,252	3.25 %
Non-taxable equivalent net interest margin			2.76 %			3.21 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 11,814	$ —	$ 1,847	$ —	$ 859	$ 11,814	$ 10,955
Total loans held for sale	$ 11,814	$ —	$ 1,847	$ —	$ 859	$ 11,814	$ 10,955
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 790,437	$ 767,646	$ 735,287	$ 760,645	$ 712,567	$ 22,791	$ 77,870
Commercial and industrial - PPP	48,304	105,684	218,766	192,160	231,834	(57,380)	(183,530)
Commercial real estate:							
Multifamily	62,906	58,632	80,507	66,262	58,336	4,274	4,570
Owner occupied	413,875	392,108	381,018	373,689	364,170	21,767	49,705
Investment	483,538	506,230	480,566	469,150	458,279	(22,692)	25,259
Construction and land:							
1-4 family residential construction	2,338	2,074	1,578	1,171	—	264	2,338
Other construction, development, and land	202,810	178,423	141,218	144,424	139,836	24,387	62,974
Total commercial loans	2,004,208	2,010,797	2,038,940	2,007,501	1,965,022	(6,589)	39,186
Residential:							
Residential mortgages	47,076	45,207	31,817	33,783	29,460	1,869	17,616
Home equity	28,943	24,972	26,293	25,443	24,528	3,971	4,415
Total residential loans	76,019	70,179	58,110	59,226	53,988	5,840	22,031
Consumer	192,462	184,203	203,176	176,066	154,916	8,259	37,546
Other	4,921	5,234	7,689	13,897	22,777	(313)	(17,856)
	2,277,610	2,270,413	2,307,915	2,256,690	2,196,703	7,197	80,907
Less net deferred fees and other unearned income	(3,754)	(5,514)	(7,101)	(7,654)	(8,668)	1,760	4,914
Total loans held for investment	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 8,957	$ 85,821
Total loans	$ 2,285,670	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 20,771	$ 96,776
Total unfunded commitments	$ 848,642	$ 804,784	$ 789,869	$ 813,757	$ 764,247	$ 43,858	$ 84,395

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

	2021			2020	
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for loan losses					
Balance at beginning of period	$ 26,123	$ 27,506	$ 31,818	$ 31,894	$ 31,605
Provision for loan losses	(2,221)	(814)	(4,074)	225	636
Loans charged-off:					
Commercial and industrial	(131)	(386)	(288)	(401)	(404)
Commercial real estate	—	—	—	—	—
Construction and land	—	—	—	—	—
Residential mortgages	—	(223)	—	—	—
Home equity	—	—	—	—	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—
Total loans charged-off	(131)	(609)	(288)	(401)	(404)
Recoveries on loans previously charged-off:					
Commercial and industrial	151	6	50	37	56
Commercial real estate	—	—	—	44	—
Construction and land	—	—	—	18	—
Residential mortgages	—	32	—	—	—
Home equity	—	—	—	—	—
Consumer	2	2	—	1	1
Other	—	—	—	—	—
Total recoveries	153	40	50	100	57
Net charge-offs	$ 22	$ (569)	$ (238)	$ (301)	$ (347)
Balance at period end	$ 23,924	$ 26,123	$ 27,506	$ 31,818	$ 31,894
Allowance for unfunded commitments					
Balance at beginning of period	$ 2,565	$ 2,683	$ 3,128	$ 2,871	$ 3,480
Provision for unfunded commitments	(185)	(118)	(445)	257	(609)
Balance at period end	$ 2,380	$ 2,565	$ 2,683	$ 3,128	$ 2,871
Total allowance for credit losses - loans and unfunded commitments	$ 26,304	$ 28,688	$ 30,189	$ 34,946	$ 34,765
Provision for credit losses under CECL					
Provision for loan losses	(2,221)	(814)	(4,074)	225	636
Provision for securities held to maturity credit losses	1	(1)	-	(1)	1
Provision for unfunded commitments	(185)	(118)	(445)	257	(609)
Total provision for credit losses	$ (2,405)	$ (933)	$ (4,519)	$ 481	$ 28
Non-performing loans	$ 4,077	$ 5,194	$ 2,056	$ 4,862	$ 5,421
Foreclosed properties (OREO)	—	16	16	16	563
Total nonperforming assets	$ 4,077	$ 5,210	$ 2,072	$ 4,878	$ 5,984
Allowance for loan losses to loans held for investment	1.05 %	1.15 %	1.20 %	1.41 %	1.46 %
Allowance for credit losses to loans held for investment	1.16 %	1.27 %	1.31 %	1.55 %	1.59 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.18 %	1.33 %	1.45 %	1.70 %	1.78 %
Net charge-offs to average loans [(1)]	0.00	0.10	0.04	0.05	0.06
Non-performing loans as a percentage of total loans	0.18 %	0.23 %	0.09 %	0.22 %	0.25 %
Non-performing assets as a percentage of total assets	0.10 %	0.14 %	0.06 %	0.13 %	0.20 %

[(1)] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,691,616	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ 843,656	$ 317,598	$ 847,960
NOW	721,525	536,677	485,540	760,638	387,858	184,848	333,667
Savings	800	676	562	625	568	124	232
Money market	930,929	1,026,239	1,142,361	1,030,753	945,834	(95,310)	(14,905)
Time	287,865	283,656	294,129	241,328	196,343	4,209	91,522
Brokered	94,586	84,958	74,576	94,399	94,463	9,628	123
Total deposits	$ 3,727,321	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ 2,468,722	$ 421,097	$ 1,258,599

Average Deposits

	2021			2020			
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Linked Quarter Change	Q3 2021 vs Q3 2020
DDA	$ 1,375,114	$ 1,295,728	$ 1,136,531	$ 977,009	$ 854,715	$ 79,386	$ 520,399
NOW	607,485	548,358	618,701	558,967	440,734	59,127	$ 166,751
Savings	731	593	587	614	586	138	$ 145
Money market	1,057,246	1,088,423	1,042,809	1,026,347	942,062	(31,177)	$ 115,184
Time	285,808	290,331	273,615	221,792	166,019	(4,523)	$ 119,789
Brokered	87,498	84,168	84,663	89,673	68,102	3,330	$ 19,396
Total deposits	$ 3,413,882	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ 2,472,218	$ 106,281	$ 941,664
Noninterest bearing deposits as a percentage of average deposits	40.3 %	39.2 %	36.0 %	34.0 %	34.6 %		
Cost of interest-bearing deposits	0.15 %	0.17 %	0.19 %	0.25 %	0.28 %		
Cost of deposits	0.08 %	0.10 %	0.12 %	0.16 %	0.19 %		

12

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

	2021			2020		For the nine months ended September 30,	
(in thousands, except share and per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2021	2020
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 26,664	$ 27,618	$ 25,410	$ 24,943	$ 24,233	$ 79,692	$ 74,053
Taxable equivalent adjustment	376	375	365	345	345	1,116	923
Interest income - taxable equivalent	$ 27,040	$ 27,993	$ 25,775	$ 25,288	$ 24,578	$ 80,808	$ 74,976
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 24,769	$ 25,660	$ 23,345	$ 22,644	$ 21,718	$ 73,774	$ 64,329
Taxable equivalent adjustment	376	375	365	345	345	1,116	923
Net interest income - taxable equivalent	$ 25,145	$ 26,035	$ 23,710	$ 22,989	$ 22,063	$ 74,890	$ 65,252
Loan yield excluding PPP loans reconciliation							
Loan yield - GAAP	3.91 %	4.19 %	3.89 %	3.89 %	3.82 %	4.00 %	4.12 %
Impact of PPP loans	(0.20)	(0.24)	(0.06)	(0.03)	0.13	(0.17)	0.14
Loan yield excluding PPP loans	3.71 %	3.95 %	3.83 %	3.86 %	3.95 %	3.83 %	4.26 %
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	2.65 %	2.87 %	2.76 %	2.86 %	3.09 %	2.76 %	3.21 %
Impact of taxable equivalent adjustment	0.04	0.04	0.05	0.05	0.05	0.04	0.04
Net interest margin - taxable equivalent	2.69 %	2.91 %	2.81 %	2.91 %	3.14 %	2.80 %	3.25 %
Taxable equivalent net interest margin excluding PPP loans reconciliation							
Net interest margin - taxable equivalent	2.69 %	2.91 %	2.81 %	2.91 %	3.14 %	2.80 %	3.21 %
Impact of PPP loans	(0.15)	(0.21)	(0.11)	(0.10)	0.04	(0.15)	0.10
Net interest margin - taxable equivalent excluding PPP loans	2.54 %	2.70 %	2.70 %	2.81 %	3.18 %	2.65 %	3.31 %
Taxable equivalent income before income taxes reconciliation							
Income before income taxes - GAAP	$ 16,765	$ 14,980	$ 16,277	$ 12,015	$ 10,481	$ 48,022	$ 15,139
Taxable equivalent adjustment	376	375	365	345	345	1,116	923
Income before income taxes	$ 17,141	$ 15,355	$ 16,642	$ 12,360	$ 10,826	$ 49,138	$ 16,062
Taxable equivalent income tax expense reconciliation							
Income tax expense - GAAP	$ 3,461	$ 3,164	$ 2,915	$ 2,065	$ 1,863	$ 9,540	$ 2,548
Taxable equivalent adjustment	376	375	365	345	345	1,116	923
Income tax expense	$ 3,837	$ 3,539	$ 3,280	$ 2,410	$ 2,208	$ 10,656	$ 3,471
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 363,925	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 363,925	$ 340,309
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 344,000	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 344,000	$ 320,384
Common shares outstanding	20,305,109	20,319,429	20,354,077	20,394,912	21,202,783	20,305,109	21,202,783
Book value per common share - GAAP	$ 17.92	$ 17.38	$ 16.72	$ 16.60	$ 16.05	$ 17.92	$ 16.05
Tangible book value	16.94	16.40	15.74	15.62	15.11	16.94	15.11
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 363,925	$ 353,185	$ 340,328	$ 338,586	$ 340,309	$ 363,925	$ 340,309
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 344,000	$ 333,260	$ 320,403	$ 318,661	$ 320,384	$ 344,000	$ 320,384
Total assets	$ 4,210,316	$ 3,780,445	$ 3,732,668	$ 3,615,617	$ 2,923,977	$ 4,210,316	$ 2,923,977
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 4,190,391	$ 3,760,520	$ 3,712,743	$ 3,595,692	$ 2,904,052	$ 4,190,391	$ 2,904,052
Tangible common equity to tangible assets	8.21 %	8.86 %	8.63 %	8.86 %	11.03 %	8.21 %	11.03 %
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,273,856	$ 2,188,035
PPP loans	(48,304)	(105,684)	(218,766)	(192,160)	(231,834)	(48,304)	(231,834)
Total loans held for investment excluding PPP loans	$ 2,225,552	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 2,225,552	$ 1,956,201
Allowance for credit losses to loans held for investment	1.16 %	1.27 %	1.31 %	1.55 %	1.59 %	1.16 %	1.59 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.18 %	1.33 %	1.45 %	1.70 %	1.78 %	1.18 %	1.78 %

13